UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Item 1. Report to Shareholders

Tax-Efficient Equity Fund	February 28, 2013

The views and opinions in this report were current as of February 28, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated good gains in the 12 months ended February 28, 2013. Support came from solid corporate fundamentals, an ongoing, if modest, economic recovery, and continued accommodative monetary policies from the Federal Reserve. The Tax-Efficient Equity Fund rose solidly for the year due largely to strong performance over the closing six months of our annual reporting period.

As shown in the Performance Comparison table, the Tax-Efficient Equity Fund gained 8.33% and 8.77% for the 6- and 12-month periods ended February 28, 2013, respectively. The fund outpaced the Russell 3000 Growth Index over the last six months but trailed modestly for the year. Six-month performance was roughly in line with the Lipper Multi-Cap Growth Funds Index, but annual results lagged by a slim margin. Stock selection was mixed but had little net impact on the fund’s 12-month relative performance. Sector weightings helped annual results versus the Russell index. In terms of absolute performance, small positions in the telecommunication services and utilities sectors generated exceptional gains for the 12-month period, followed by larger positions in health care, consumer staples, and industrials and business services. Financials and consumer discretionary were solidly positive, while information technology and materials trailed with modest gains. The fund’s energy shares were slightly negative for the year.

MARKET ENVIRONMENT

The U.S. economy expanded at a modest pace over the past year. The housing market gained some traction, and employment growth was steady, although national unemployment remains elevated. Despite modest economic growth, the environment for U.S. equities was generally favorable. Corporate fundamentals were strong, and many companies took advantage of low interest rates to refinance debt and judiciously managed their expenses in an environment of macroeconomic, political, and fiscal uncertainty. Balance sheets appeared healthy overall, and a number of companies rewarded shareholders by initiating or increasing dividend payments and repurchasing outstanding shares.

On January 1, 2013, Congress passed legislation to avoid the full brunt of the steep federal tax increases and automatic spending cuts that had been scheduled to take place at the end of 2012. As a result of the new legislation, the highest ordinary income tax rate for individuals increased from 35% to 39.6%, and the tax on capital gains and dividend income for these individuals rose from 15% to 20%. Of course, these are in addition to a range of taxes intended to support the Obama administration’s Affordable Care Act. Although these and other tax increases were not as significant as they could have been, they were substantial nevertheless and could constrain the pace of economic growth in the coming year.

As measured by various Russell indexes, value stocks outpaced growth across all market capitalizations. Among S&P 500 Index sectors, telecommunication services, health care, and financials posted the largest gains. Consumer discretionary and consumer staples outpaced the broader market, and industrials and business services and utilities kept pace. Materials and energy trailed with more modest gains, while information technology finished narrowly positive. It is notable that emerging markets equities lagged significantly over the past 12 months, with the MSCI Emerging Markets Index managing a slim 0.62% gain. Many fixed income investments performed only marginally better, with the Barclays U.S. Aggregate Bond Index rising 3.12% for the one-year period.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that keeps pace with the broader market when stocks are rising and that outperforms during more challenging periods.

  Tax-Efficiency Ratio: The fund’s tax-efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return. Our 100% tax-efficiency ratio reflects that the fund has made no capital gain distributions since its inception on December 29, 2000.

  Tax Loss Carryforward: The fund’s 0.5% tax capital loss carryforward (as a percentage of net assets) accumulated through the end of our fiscal year allows us to use losses in the future to offset capital gains that the fund may realize so that they are not passed to shareholders. Considering the near certainty of higher tax rates in the future, investment strategies that recognize significant short- and long-term capital gains should be increasingly disadvantageous for taxable investors.

  Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than that of the Russell 3000 Growth Index.
  The fund’s projected long-term earnings growth rate of 14.4% exceeds the 12.3% index rate, while our historical earnings growth rate over the last five years was 14.7% versus 13.3% for the index.

  Return on Equity: The fund’s 12-month return on equity at the end of our reporting period was 19.3%. A high, sustainable ROE indicates that a company is using its investment dollars to generate earnings growth. It is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

  Market Capitalization: The fund’s investment-weighted median market capitalization was $16.3 billion versus $44.8 billion for the index, reflecting the fund’s greater exposure to mid-cap companies and its broad diversification. The fund held shares in approximately 330 companies at the end of our reporting period. (Diversification cannot assure a profit or protect against loss in a declining market.)

PERFORMANCE REVIEW

Positions in the telecommunication services and utilities sectors generated some of the fund’s biggest absolute gains over the past 12 months. Our telecom stocks are focused on wireless communications. Tower operators SBA Communications and Crown Castle International were among the fund’s top contributors amid surging demand for data capacity to support smartphone technology. Calpine Energy, a well-positioned independent power producer that is our lone utilities holding, outperformed as lower natural gas prices resulted in reduced input costs. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care stocks also performed well in absolute terms, but stock selection detracted modestly from annual results versus the Russell 3000 Growth Index. Health care remains a challenging sector in which to invest, given that innovation is difficult, expensive, and increasingly unaffordable. Still, the sector features some good long-term investment opportunities. For several years, we have focused on promising biotech companies rather than large-cap pharmaceutical firms. Our approach reaped benefits over the past year as biotech stocks contributed some of the fund’s biggest gains. Regeneron Pharmaceuticals benefited from the success of Eylea, the company’s new macular degeneration drug. BioMarin Pharmaceutical, which specializes in drugs used to treat rare or “orphan” diseases, and Pharmacyclics also performed well. Health care providers and services companies contributed strong performance and continue to be a significant focus due to demographic factors and growing demand for health care services. Drug distributor McKesson performed well after announcing better-than-expected earnings driven by strong results in its distribution segment. Other solid performers included Catamaran and Amerigroup, which was acquired by WellPoint in July 2012.

Consumer staples was another of our better-performing sectors for the year. Stock selection helped results versus our benchmark, but an underweight allocation detracted from relative returns. We maintained our underweight because we believed that relatively strong market and economic fundamentals did not support the rich valuations in this traditionally defensive sector. We are optimistic that our position will prove beneficial when investors become less risk averse. Our emphasis on food and beverage makers with strong brands helped performance. Spirits maker Diageo benefited as demand grew for its stable of premium brands—Tanqueray, Johnnie Walker, Guinness, and others—among increasingly wealthy emerging markets. Beverage giants Coca-Cola and PepsiCo contributed good gains, as did spice company McCormick, Hershey Foods, and cereal maker General Mills. Specialty food retailer Fresh Market, which focuses on higher-quality products, and cosmetics company Avon were among our weaker performers in the sector.

Industrials and business services stocks produced strong absolute returns in the 12-month period, while stock selection and a modest overweight allocation helped results versus our benchmark. While some industrials may have wide earnings variance due to the cyclical nature of their businesses, we believe that our emphasis on higher-quality, market-leading companies can provide greater earnings stability throughout a full business cycle. The ongoing economic recovery provided a boost to industrial activity, which benefited rail stocks Kansas City Southern and Union Pacific. Precision Castparts and Transdigm, companies that design and manufacture specialized components for commercial and military aerospace, were also solid contributors. Airplane maker Boeing came under pressure due to headline-grabbing malfunctions on its new 787 Dreamliner aircraft. However, Boeing should continue to benefit from its commanding position as one-half of a global commercial aerospace duopoly, and we took advantage of attractive valuations to add to our position. Machinery companies Flowserve, Deere, and Valmont generated good gains, but mining equipment maker Joy Global sagged as demand for some natural resources slackened. Logistics service company Expeditors International of Washington also weighed on results.

The fund’s information technology (IT) stocks posted modest overall gains for the year. Stock selection helped the fund outperform the benchmark sector by a comfortable margin. IT remains our largest sector allocation due to the high number of companies with attractive long-term growth potential. Search engine company Google was among the fund’s top performers. Google continues to demonstrate a high capacity for innovation and market success. Since its launch in 2011, the company’s Google+ service has already registered 500 million users, and we believe Google should be able to efficiently monetize the social networking site. Online retailer Amazon.com was another strong contributor. We believe the development of new applications for its Kindle tablets could help make the devices even more attractive and help drive sales. Our holdings in IT services also performed well, including Visa, MasterCard, and Accenture. All three companies operate defensive business models, produce consistent earnings growth, and generate strong free cash flow. After surging in the first half of our fiscal year, Apple underperformed over the closing six months amid slackening demand for both the iPhone 5 and the iPad. About a year ago, concerns about increased competition and the sustainability of high profit margins prompted us to start selling Apple shares. This resulted in a sizable reduction in our position, and the ensuing underweight proved to be a large contributor to our strong stock selection in the sector. Semiconductor-related companies, including Altera, Xilinx, and Skyworks Solutions, disappointed due to compressed earnings multiples and inventory correction in the industry.

Energy stocks were our weakest performers as the modest global economic recovery and increased supply in the United States, the world’s largest energy consumer, weighed on prices. Stock selection detracted from results versus the benchmark. As stated in previous letters, we do not attempt to forecast volatile energy prices, nor do we invest in energy stocks in an attempt to play short-term price movements. Rather, we look to invest in differentiated service companies and those that are skilled at finding underlying resources. Several of our oil services companies fell during the period, including Cameron International, Schlumberger, and National Oilwell Varco. These companies came under significant pressure as oil prices fell, but we believe they are positioned to recover over time. Occidental Petroleum slumped amid slowing demand and increasing production in the U.S. However, the company remains a well-managed industry player and, with annual production growth of 5% to 8%, is poised to rebound when the global economy improves. Coal producer Peabody Energy detracted due to an ill-timed acquisition just as record-warm temperatures in North America and lower competing natural gas prices put thermal coal on its heels. Pioneer Natural Resources, a U.S.-based onshore oil exploration and production company, was a rare bright spot in the sector. With proven, low-cost production resources, excellent unproven reserves, durable growth, and a clean balance sheet, Pioneer is a good example of a company that we like to own in this sector.

OUTLOOK

Our basic outlook has not changed significantly since our last report, and we believe the current environment presents a great opportunity for patient equity investors who are willing to take prudent risks. The U.S. economy and corporate earnings continue to grow, and the Fed’s monetary policies should remain highly accommodative for some time. Corporations generally have been responsible stewards of capital, shoring up their balance sheets and amassing ample cash reserves. Equity valuations remain attractive relative to historical norms, and speculative activity has been restrained. In fact, the increase in bond yields at the end of 2012 could be an early signal that the bubble in fixed income and extreme risk aversion may be peaking and that investors are on the verge of reembracing risk in a reasonable way.

The current environment appears favorable for our investment management approach. While not Draconian, recent tax increases are certainly significant, and many investors overlook the potential for taxes to affect the long-term performance of their taxable investment portfolios. Studies have shown that taxable portfolios can lose an average of 1% to 2% per year between pretax and after-tax returns. While this may not seem like much in any single year, it can have a big impact over longer periods of time. Our approach to tax-efficient investing does not focus purely on tax mitigation, but instead seeks to minimize capital gains and maximize after-tax returns.

While capital markets have seen a number of ups and downs over the past year, we have continued to focus on the long term, investing in reasonably valued, high-quality mid- and large-cap stocks of companies that have sustainable competitive advantages and strong market positions. Our strategy may not be flashy, but its consistent application helps us steer through short-term market fluctuations and the latest investment fads to identify, buy, and hold attractive long-term opportunities.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Portfolio manager and chairman of the fund’s Investment Advisory
Committee.

March 19, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value (i.e., the company’s net worth divided by the number of outstanding shares).

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000 Growth Index: An index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 2/28/13
Google	3.6%
Amazon.com	2.7
Philip Morris International	1.8
MasterCard	1.7
Visa	1.7
Apple	1.6
Crown Castle International	1.5
SBA Communications	1.5
Qualcomm	1.4
Union Pacific	1.4
Boeing	1.3
eBay	1.3
Priceline.com	1.2
Coca-Cola	1.1
Kansas City Southern	1.1
Precision Castparts	1.1
Home Depot	1.1
Regeneron Pharmaceuticals	1.1
Accenture	1.0
UnitedHealth Group	1.0
McKesson	0.9
AmerisourceBergen	0.9
ARM Holdings	0.9
United Parcel Service	0.9
Diageo	0.8
Total	34.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.5%		
CONSUMER DISCRETIONARY 18.3%		
Auto Components 0.2%		
Gentex	4,700	88
TRW (1)	2,700	158
		246
Diversified Consumer Services 0.1%		
Sotheby's	2,900	111
Strayer Education (2)	400	19
		130
Hotels, Restaurants & Leisure 4.0%		
Brinker	2,600	87
Carnival	5,800	207
Chipotle Mexican Grill (1)	1,000	317
Choice Hotels International (2)	3,700	141
Hyatt Hotels, Class A (1)	1,100	45
Marriott, Class A	10,907	430
McDonald's	3,600	345
Norwegian Cruise Line Holdings (1)	900	28
Panera Bread, Class A (1)	900	145
Royal Caribbean Cruises	2,500	87
Starbucks	13,000	713
Starwood Hotels & Resorts Worldwide	7,800	471
Tim Hortons	4,200	203
Wynn Resorts	4,000	468
Yum! Brands	8,800	576
		4,263
Household Durables 0.1%		
Toll Brothers (1)	3,000	102
		102
Internet & Catalog Retail 4.6%		
Amazon.com (1)	11,000	2,907

Liberty Interactive, Class A (1)	19,100	399
Netflix (1)	1,000	188
priceline.com (1)	1,900	1,307
TripAdvisor (1)	3,000	136
		4,937
Leisure Equipment & Products 0.3%		
Mattel	6,200	253
		253
Media 1.5%		
Charter Communications, Class A (1)(2)	2,100	181
Discovery Communications, Class C (1)	4,500	290
Interpublic Group	5,200	67
Madison Square Garden, Class A (1)	2,750	154
Omnicom	9,200	529
Walt Disney	7,500	410
		1,631
Multiline Retail 1.2%		
Dollar General (1)	11,300	524
Dollar Tree (1)	14,900	673
Kohl's	2,500	115
		1,312
Specialty Retail 4.7%		
AutoZone (1)	600	228
Bed Bath & Beyond (1)	3,300	187
CarMax (1)	14,600	561
Chico's	6,100	103
Dick's Sporting Goods	2,600	130
DSW, Class A	1,000	68
Gap	2,300	76
Guess (2)	3,200	89
Home Depot	17,100	1,171
Men's Wearhouse	1,500	42

O'Reilly Automotive (1)	5,400	549
PetSmart	1,900	124
Ross Stores	4,300	249
The Limited	8,200	373
Tiffany (2)	6,400	430
TJX	7,800	351
TSC	1,400	146
Urban Outfitters (1)	1,800	73
Williams-Sonoma	1,800	82
		5,032
Textiles, Apparel & Luxury Goods 1.6%		
Fossil (1)	4,500	463
Lululemon Athletica (1)(2)	5,700	382
Michael Kors Holdings (1)	3,600	213
Nike, Class B	11,600	632
		1,690
Total Consumer Discretionary		19,596
CONSUMER STAPLES 9.1%		
Beverages 2.6%		
Beam	1,800	110
Brown-Forman, Class B	1,925	126
Coca-Cola	31,600	1,224
Diageo, ADR	7,500	898
Dr Pepper Snapple	3,700	161
PepsiCo	4,100	311
		2,830
Food & Staples Retailing 0.8%		
CVS Caremark	10,800	552
Fresh Market (1)	2,300	107
Whole Foods Market	2,700	231
		890

Food Products 2.2%		
Campbell Soup (2)	1,700	70
Flowers Foods	5,500	155
General Mills	9,400	435
Hershey Foods	4,700	392
J.M. Smucker	1,000	95
Kellogg	2,500	151
McCormick	7,000	471
Mead Johnson Nutrition, Class A	8,200	614
		2,383
Household Products 0.9%		
Church & Dwight	3,000	186
Clorox	1,700	143
Colgate-Palmolive	1,900	217
Procter & Gamble	5,512	420
		966
Tobacco 2.6%		
Lorillard	20,000	771
Philip Morris International	21,300	1,954
		2,725
Total Consumer Staples		9,794
ENERGY 4.7%		
Energy Equipment & Services 1.7%		
Cameron International (1)	2,600	166
Core Laboratories	3,100	425
Diamond Offshore Drilling (2)	700	49
Dresser-Rand Group (1)	1,400	86
Dril-Quip (1)	1,000	82
FMC Technologies (1)	7,900	410
Lufkin	1,100	71
National Oilwell Varco	2,800	191

Oceaneering International	2,600	165
Schlumberger	2,900	226
		1,871

Oil, Gas & Consumable Fuels 3.0%

Cabot Oil & Gas	5,900	366
Cimarex Energy	3,600	242
Concho Resources (1)	3,800	342
Continental Resources (1)	4,400	387
Energy XXI Bermuda	1,900	57
EQT	1,500	95
ExxonMobil	2,200	197
Halcon Resources (1)	7,000	50
Occidental Petroleum	2,600	214
Peabody Energy	7,100	153
Pioneer Natural Resources	3,300	415
Range Resources	6,400	492
SM Energy	1,200	69
Southwestern Energy (1)	1,200	41
Tesoro Petroleum	1,800	101
		3,221
Total Energy		5,092

FINANCIALS 4.3%

Capital Markets 1.1%

BlackRock	1,600	384
E*TRADE Financial (1)	8,300	89
Invesco	2,200	59
Lazard	9,900	355
Northern Trust	4,600	245
TD Ameritrade Holding	3,800	72
		1,204

Commercial Banks 0.1%		
BankUnited	2,300	65
SVB Financial Group (1)	1,200	81
		146
Diversified Financial Services 1.9%		
CBOE Holdings	4,800	172
CME Group	3,810	228
IntercontinentalExchange (1)	2,800	434
McGraw-Hill	10,200	475
Moody's	12,300	591
MSCI, Class A (1)	2,700	89
		1,989
Insurance 0.9%		
Arch Capital Group (1)	6,600	324
Axis Capital Holdings	2,200	90
Brown & Brown	4,800	144
HCC Insurance Holdings	1,500	60
Progressive	3,800	93
RenaissanceRe Holdings	1,000	87
W. R. Berkley	1,500	62
Willis Group Holdings	2,000	76
		936
Real Estate Management & Development 0.3%		
Forest City Enterprises, Class A (1)	6,000	96
Jones Lang LaSalle	2,000	193
		289
Total Financials		4,564
HEALTH CARE 12.9%		
Biotechnology 3.4%		
Alexion Pharmaceuticals (1)	6,800	590

Alkermes (1)	5,200	113
Ariad Pharmaceuticals (1)	3,600	76
BioMarin Pharmaceutical (1)	8,500	493
Cubist Pharmaceuticals (1)	1,700	72
Incyte (1)(2)	10,700	237
Medivation (1)	1,600	79
Myriad Genetics (1)	2,400	61
ONYX Pharmaceuticals (1)	3,500	263
Pharmacyclics (1)	4,500	395
Regeneron Pharmaceuticals (1)	6,900	1,152
Vertex Pharmaceuticals (1)	3,200	150
		3,681
Health Care Equipment & Supplies 2.0%		
Baxter International	3,500	237
Becton, Dickinson & Company	2,300	203
C. R. Bard	3,900	385
DENTSPLY International	9,000	373
Edwards Lifesciences (1)	1,200	103
IDEXX Laboratories (1)	3,600	332
Intuitive Surgical (1)	700	357
Thoratec (1)	2,100	74
Varian Medical Systems (1)	800	56
		2,120
Health Care Providers & Services 5.5%		
AmerisourceBergen	21,000	991
Catamaran (1)	16,712	898
Cigna	1,300	76
Community Health Systems	2,000	84
DaVita HealthCare Partners (1)	1,700	203
Express Scripts Holding (1)	10,500	597
Henry Schein (1)	1,700	152
Humana	700	48
Laboratory Corporation of America (1)	2,000	177

McKesson	9,400	998
MEDNAX (1)	1,400	120
Quest Diagnostics	2,100	118
UnitedHealth Group	20,200	1,080
Universal Health Services	2,100	122
WellCare Health Plans (1)	1,000	57
WellPoint	3,700	230
		5,951
Health Care Technology 0.6%		
athenahealth (1)(2)	1,000	94
Cerner (1)	5,200	455
HMS Holdings (1)	2,400	69
		618
Life Sciences Tools & Services 0.7%		
Bruker (1)	3,200	56
Life Technologies (1)	1,300	75
Mettler-Toledo International (1)	2,400	511
Waters (1)	700	65
		707
Pharmaceuticals 0.7%		
Jazz Pharmaceuticals (1)	1,300	76
Shire, ADR	2,400	225
Valeant Pharmaceuticals International (1)	6,000	405
Zoetis (1)	2,100	70
		776
Total Health Care		13,853
INDUSTRIALS & BUSINESS SERVICES 15.5%		
Aerospace & Defense 2.9%		
Boeing	18,000	1,384
Precision Castparts	6,300	1,176
Transdigm Group	3,100	441

Triumph Group	1,700	125
		3,126
Air Freight & Logistics 1.5%		
C.H. Robinson Worldwide	6,000	342
Expeditors International of Washington	8,100	315
UPS, Class B	11,200	926
		1,583
Airlines 0.4%		
Alaska Air Group (1)	1,700	88
Copa Holdings, Class A	2,100	219
Southwest Airlines	12,800	150
		457
Building Products 0.1%		
Fortune Brands Home & Security (1)	3,200	111
		111
Commercial Services & Supplies 1.2%		
Clean Harbors (1)	1,500	77
Copart (1)	2,300	79
IHS (1)	6,100	648
Ritchie Bros. Auctioneers (2)	2,700	61
Stericycle (1)	2,900	278
Waste Connections	3,650	125
		1,268
Construction & Engineering 0.4%		
Fluor	5,900	365
Quanta Services (1)	1,900	54
		419
Electrical Equipment 0.9%		
AMETEK	3,487	146
Babcock & Wilcox	12,900	348
Hubbell, Class B	1,600	149

Rockwell Automation	600	54
Roper Industries	1,700	212
Sensata Technologies Holding (1)	2,500	81
		990

Industrial Conglomerates 0.3%

3M	2,200	229
McDermott International (1)	4,900	62
		291

Machinery 2.9%

Clarcor	1,500	77
Cummins	3,500	406
Deere	6,100	536
Donaldson	10,100	364
Flowserve	2,100	337
Graco	1,500	87
IDEX	1,425	73
Joy Global	4,600	291
PACCAR	1,500	71
Pall	2,400	164
Rexnord (1)	3,300	67
Snap-On	900	72
Terex (1)	3,000	98
Valmont Industries	1,200	189
WABCO Holdings (1)	1,600	110
Wabtec	1,700	166
		3,108

Professional Services 1.1%

Dun & Bradstreet (2)	700	57
ManpowerGroup	2,800	153
Nielsen Holdings (1)	2,800	94
Robert Half International	9,200	327

Verisk Analytics, Class A (1)	8,700	509
		1,140
Road & Rail 3.0%		
CSX	10,400	238
Hertz Global Holdings (1)	5,000	100
J.B. Hunt Transport Services	2,100	146
Kansas City Southern Industries	11,800	1,215
Landstar System	1,900	107
Union Pacific	10,700	1,467
		3,273
Trading Companies & Distributors 0.8%		
Fastenal	7,700	397
W. W. Grainger	2,000	453
		850
Total Industrials & Business Services		16,616
INFORMATION TECHNOLOGY 26.6%		
Communications Equipment 1.9%		
Aruba Networks (1)	4,600	115
Ciena (1)	2,000	31
F5 Networks (1)	1,600	151
JDS Uniphase (1)	7,000	99
Juniper Networks (1)	3,500	72
Motorola Solutions	2,000	124
Palo Alto Networks (1)	100	6
Qualcomm	22,400	1,470
		2,068
Computers & Peripherals 2.9%		
3-D Systems (1)	2,200	81
Apple	4,000	1,766
EMC (1)	26,700	614
NetApp (1)	10,400	352

SanDisk (1)	6,000	302
		3,115
Electronic Equipment, Instruments & Components 0.9%		
Amphenol, Class A	2,700	191
IPG Photonics (2)	1,600	95
Jabil Circuit	3,500	66
National Instruments	3,075	93
Trimble Navigation (1)	8,000	475
		920
Internet Software & Services 6.8%		
Baidu, ADR (1)	3,200	290
CoStar Group (1)	800	80
Dropbox, Acquisition Date: 5/1/12, Acquisition Cost $6 (1)(3)	700	5
eBay (1)	25,000	1,367
Equinix (1)	500	106
Facebook (1)	23,766	648
Google, Class A (1)	4,800	3,846
LinkedIn (1)	3,900	656
Rackspace Hosting (1)	1,500	84
Sina (1)	3,600	186
		7,268
IT Services 6.3%		
Accenture, Class A	14,600	1,086
Alliance Data Systems (1)	2,700	428
Cognizant Technology Solutions (1)	4,000	307
Gartner (1)	4,900	244
Genpact	3,900	69
IBM	1,500	301
MasterCard, Class A	3,600	1,864
Paychex	1,600	53
Teradata (1)	7,100	412
Vantiv, Class A (1)	7,200	157
Visa, Class A	11,300	1,793

Western Union	3,600	50
		6,764
Office Electronics 0.1%		
Zebra Technologies (1)	1,600	72
		72
Semiconductor & Semiconductor Equipment 3.1%		
Altera	12,300	436
Analog Devices	2,600	118
ARM Holdings, ADR (2)	22,700	988
Broadcom, Class A	11,400	389
Lam Research (1)	1,800	76
Linear Technology	5,200	199
Mellanox Technologies (1)(2)	1,500	79
Microchip Technology	8,900	325
NVIDIA	3,700	47
Silicon Laboratories (1)	1,600	66
Skyworks Solutions (1)	8,000	170
Xilinx	11,900	443
		3,336
Software 4.6%		
Ansys (1)	5,900	447
Autodesk (1)	10,000	367
Check Point Software Technologies (1)(2)	8,800	462
Citrix Systems (1)	2,100	149
Commvault Systems (1)	1,600	118
Concur Technologies (1)(2)	2,500	176
FactSet Research Systems (2)	500	49
Fortinet (1)	3,700	89
Informatica (1)	3,800	133
Intuit	7,400	477
MICROS Systems (1)	1,500	64
Nuance Communications (1)	16,700	307
Red Hat (1)	13,700	696

Salesforce.com (1)	4,300	728
ServiceNow (1)(2)	4,800	156
Solera Holdings	1,200	68
TIBCO Software (1)	15,800	339
Workday (1)(2)	1,500	83
Workday, Class B, Acquisition Date: 10/13/11 – 9/28/12 Acquisition Cost $14 (1)(3)	1,029	54
		4,962
Total Information Technology		28,505

MATERIALS 4.9%

Chemicals 3.4%

Air Products & Chemicals	700	60
Albemarle	800	52
Celanese, Series A	3,900	183
CF Industries	900	181
Monsanto	8,400	849
Potash Corporation of Saskatchewan	2,900	116
PPG Industries	1,400	188
Praxair	3,800	429
Rockwood Holdings	3,600	225
Sherwin-Williams	4,900	792
Sigma Aldrich	800	62
Sociedad Quimica y Minera de Chile, ADR (2)	9,000	499
		3,636

Construction Materials 0.1%

Vulcan Materials	1,700	87
		87

Containers & Packaging 0.5%

Ball	12,700	564
		564

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on February 28, 2013:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended February 28, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at February 28, 2013, totaled $(35,000) for the year ended February 28, 2013.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At February 28, 2013, the value of loaned securities was $3,639,000; the value of cash collateral and related investments was $3,724,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $33,225,000 and $27,841,000, respectively, for the year ended February 28, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to per-share rounding of distributions. For the year ended February 28, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2013 and February 29, 2012, totaled $321,000 and $157,000, respectively, and were characterized as ordinary income for tax purposes. At February 28, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended February 28, 2013, the fund utilized $347,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, all or a portion of net losses resulting from (a) specified gains and losses realized between November 1 and the fund’s fiscal year-end plus (b) ordinary income or loss realized between January 1 and the fund’s fiscal year-end, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2013, the effective annual group fee rate was 0.30%.

The fund was also subject to a contractual expense limitation through June 30, 2012. During the limitation period, Price Associates was required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2014. At February 28, 2013, there were no amounts subject to repayment by the fund. For the year ended February 28, 2013, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended February 28, 2013, expenses incurred pursuant to these service agreements were $99,000 for Price Associates; $54,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Efficient Equity Fund (comprising T. Rowe Price Tax-Efficient Funds, Inc., hereafter referred to as the “Fund”) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 12, 2013

Tax Information (Unaudited) for the Tax Year Ended 2/28/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $321,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $321,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Efficient Equity Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price; formerly Vice
Vice President	President, Cowen and Company (to 2011)

Andrew S. Davis (1978)	Vice President, T. Rowe Price; Intern, Franklin
Vice President	Templeton Investments (to 2009)

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Robert T. Quinn, Jr., (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price; Vice
Vice President	President, T. Rowe Price Group, Inc., T. Rowe
Price Trust Company, Price Hong Kong, and
Price Singapore, and T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Mark R. Weigman, CFA, CIC (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,651,000 and $1,704,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 12, 2013